INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

THIS INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (this "Agreement") is made this 25th day of June, 2010 (the "Effective Date"), by and between John C. Power, an individual and Golden West Brewing Company, a California corporation, both with an address of P.O. Box 114, Sea Ranch, California 95497 ("Assignor") on the one hand and Mendocino Brewing Company, Inc., a California corporation with an address of 1601 Airport Road, Ukiah, California 94582 ("Assignee") on the other.

W I T N E S S E T H:

WHEREAS, Assignor currently owns and desires to transfer, convey and assign to Assignee all of Assignor's right, title and interest in and to all of the trademarks, including but not limited to the trademarks and the applications and/or registrations for such trademarks, identified on Exhibit A hereto (the "Trademarks") and the business with which the Trademarks are associated; and

WHEREAS, Assignor currently owns and desires to transfer, convey and assign to Assignee all of Assignor's right, title and interest in and to all of the other intellectual property identified on Exhibit A hereto (the "Intellectual Property") and the business with which the Intellectual Property is associated; and

WHEREAS, Assignee desires to acquire Assignor's right, title and interest in and to the Trademarks and Intellectual Property.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.

Transfer and Assignment of Rights

A.

Assignor hereby irrevocably transfers and assigns to Assignee, and Assignee hereby accepts from Assignor, all right, title, and interest of Assignor in and to the Trademarks and Intellectual Property, together with all goodwill and the business associated with such Trademarks and Intellectual Property, including but not limited to all trade secrets, copyright, trademark, service mark, and trade name rights, equities and titles, whether registered or unregistered, and all corporate name registrations, corporate name reservations and other corporate name filings, any internet domain names including or comprising any of the Trademarks, web addresses, websites and all content on any such website, whether in the United States or in any foreign jurisdiction.  The foregoing assignment of rights, title, and interest shall be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns and other legal representatives of Assignee, together with all claims for damages by Assignor for reason of past and future infringement of the Trademarks and/or other Intellectual Property, with the right to sue for and in the name of Assignee, and to collect the same for Assignee's use, or the use of its successors, assigns, or other legal representatives.

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B.

Assignor shall make and execute the Trademark Assignment, as attached hereto as Exhibit B.

C.

Assignor agrees, at the reasonable request of Assignee, to make and execute any further assignments, agreements or other documents and to take such further acts as may be necessary or advisable to effectuate, perfect, record and evidence the transfer set forth in Paragraphs (A) and (B) above and enforce the rights transferred, including, without limitation, by taking all steps required by the current procedures promulgated by applicable registrars to transfer any such domain names to Assignee at Asignee's registrar of choice.  In the event that Assignee is unable for any reason whatsoever to secure the signature or cooperation of Assignor as required hereunder, Assignor hereby irrevocably designates and appoints Assignee and its duly authorized officers and agents (which appointment is coupled with an interest) as agents and attorneys-in-fact to act for and on behalf of Assignor for the purpose of executing and filing any such documents and performing all other lawfully permitted acts to accomplish the purposes of this Agreement, with the same legal force and effect as if executed and performed by Assignor.

D.

From and after the execution and delivery of this Agreement, Assignee will be the exclusive owner of all right, title and interest in and to the Trademarks and Intellectual Property, in any form or embodiment thereof and wherever located, including, but not limited to all trademarks, copyrights and all other intellectual property rights therein.

2.

Compensation

As full compensation for the assignment and the duties of Assignor hereunder, Assignee shall pay to Assignor an assignment fee (up to but not above the Maximum Fee as defined below) based on the actual sale of beer products bearing the Trademarks ("Product") as follows:

A.

Fee.

(a) fifty cents ($0.50) for each case of Product sold for the first fifty thousand (50,000) cases sold; and

(b) seventy-five cents ($0.75) for each case of Product sold for the next one hundred thousand (100,000) cases sold; and

(c) one dollar ($1.00) per case of Product sold for cases in excess of one hundred fifty thousand (150,000) sold; and

(d) fifty cents ($0.50) for each one-sixth (1/6) barrel keg of Product sold; and

(e) one dollar and fifty cents ($1.50) per each one-half (1/2) barrel keg of Product sold.

B.

Calculation and Payment of Fee.  All fees due pursuant to this Agreement shall be calculated monthly, shall be applicable only to actual, undiscounted sales of Product, and shall be due and payable within sixty (60) days after the end of each calendar month.

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C.

Maximum Fee.  In no event shall the total fees due pursuant to this Agreement exceed one hundred fifty thousand dollars ($150,000).

3.

Covenants, Representations, and Warranties

Assignor shall not at any time do or cause to be done any act or thing that may adversely affect any rights of Assignee in and to the Trademarks or any other right which in any way interferes with the rights of Assignee as set forth herein.  Assignor further agrees not to challenge Assignee's ownership, use, registration or enforcement of the Trademarks or the validity of Assignee's rights in the Trademarks.

Assignor represents and warrants that it is the sole and undisputed owner of all right, title, and interest in and to the Trademarks and that, to its knowledge, the Trademarks do not infringe on any rights of any third party whatsoever.  Assignor shall defend, indemnify, and hold Assignee harmless from and against any claim that Assignee's use of any of the Trademarks infringes any rights of any third party.

4.

Non-Compete

Assignor agrees that unless and until Assignee pays the Maximum Fee defined in Section 2.C. hereof, Assignor will not directly or indirectly engage in any business activity in competition with the Assignee within the United States, Canada, and/or Mexico, or serve as an owner, major shareholder, employee, officer, director, consultant, or agent of a business which may utilize or be interested in Employee’s knowledge of the confidential information assigned to Assignee hereunder in connection with the Intellectual Property.

Assignor acknowledges that part of the compensation that the Assignee is paying under this Agreement is in consideration of the aforesaid commitments.

Assignor acknowledges that it has carefully reviewed the provisions contained in this Agreement and that the terms are reasonable necessary for the protection of the Assignee's interests and the goodwill transferred under this Agreement, and are reasonable as to duration and scope.

Assignor expressly agrees that in the event of any breach or violation or threatened violation of this Agreement by Assignor, in addition to any legal relief for damages, Assignee will be entitled to injunctive relief to prevent a breach or continued breach of this Agreement.  Assignor further agrees that the time provisions contained in this Section 4 shall be extended by the length of time during which Assignor shall have been in breach of said provisions.

5.

Indemnification

Assignor will hold harmless and indemnify Assignee, its officers, directors, staff, and agents from and against any and all claim, action, cause of action, suit, proceeding, or demand of any third party (and all resulting judgments, bona fide settlements, penalties, damages, losses, liabilities, costs, and expenses (including without limitation reasonable attorneys’ fees and costs)) that, if true, would establish a breach by Assignor of its obligations, representations or warranties provided herein.

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6.

Severability

If any provision of this Agreement is prohibited by the laws of any jurisdiction as those laws apply to this Agreement, that provision shall be ineffective to the extent of such prohibition and/or shall be modified to conform with such laws, without invalidating the remaining provisions hereto.

7.

Modification

This Agreement may not be changed or modified except in writing specifically referring to this Agreement and signed by each of the parties hereto.

8.

Binding Agreement

Subject to Section 6, the terms and conditions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

9.

Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures received by facsimile shall be deemed to be original signatures.

10.

Notices

All notices, requests, demands, claims, and other communications hereunder shall be in writing and deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent by reputable overnight courier service (charges prepaid), (iii) one business day after being sent by facsimile transmission or electronic mail, or (iv) four business days after being mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Assignee:	Mendocino Brewing Company, Inc. 1601 Airport Road Ukiah, CA 94582 Fax:
Copy to:	Coblentz, Patch, Duffy & Bass LLP One Ferry Building, Suite 200 San Francisco, CA 94111 Attn: Nate Garhart Fax: (415) 989-1663

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If to Assignor:	Golden West Brewing Company P.O. Box 114 Sea Ranch, CA 95497 Fax:
Copy to:	Cliff Neuman Esq. 1507 Pine Street Boulder, CO 80302

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.  For purposes of this Agreement, a "business day" is a day on which U.S. national banks are open for business and shall not include a Saturday or Sunday or legal holiday.  Notwithstanding anything to the contrary in this Agreement, no notices shall be required of the parties hereto except on a business day and in the event a notice is required to be given on a day which is not a business day, such notice shall be required to be given on the next succeeding day which is a business day.

11.

Entire Agreement; No Third Party Beneficiaries

This Agreement, together with the Purchase Agreement and the Exhibits attached thereto and hereto, and the other instruments and agreements referenced herein or therein, constitutes the entire agreement and supersedes any and all other prior agreements, representations and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.  All such other prior agreements, representations and undertakings are hereby terminated and shall be of no force or effect.  Except as otherwise expressly provided herein, this Agreement is not intended to confer upon any person other than Assignor and Assignee and their respective successors or permitted assigns any rights or remedies hereunder.

12.

Further Assurances

The parties to this Agreement agree to execute and deliver, both before and after the date hereof, any additional information or documents or agreements contemplated hereby and/or necessary or appropriate to effect and consummate the transactions contemplated hereby.  Assignor agrees to provide to Assignee, both before and after the date hereof, such information as Assignee may reasonably request in order to consummate the transactions contemplated hereby.

13.

Governing Law; Jurisdiction; Attorneys' Fees

This Agreement shall be governed by and construed under the laws of the State of California, without reference to principles of conflict of laws.  Each of the parties hereto irrevocably consents to the jurisdiction and venue of any federal or state court in San Francisco, California in connection with any matter based upon or arising out of this Agreement or the matters or agreements contemplated herein, and agrees that process may be served upon such

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party in any manner authorized by the laws of the State of California for such person and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and process.  In any action to enforce, arising under, and/or relating to this Agreement, the prevailing party as determined by the court or other body with jurisdiction by agreement of the parties shall be entitled to recover, in addition to all other awards and/or remedies to which it is entitled, its reasonable attorneys' fees and costs incurred in connection with such action.

14.

Pronouns

All personal pronouns in this Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and the plural shall include the singular.

IN WITNESS WHEREOF, the parties hereto have executed this Trademarks Assignment Agreement as of the date first above written.

ASSIGNOR: GOLDEN WEST BREWING COMPANY By: /s/ John C. Power____________ Name: John C. Power Title: President JOHN C. POWER /s/ John C. Power__________________ John C. Power	ASSIGNEE: MENDOCINO BREWING COMPANY, INC. By: /s/ Yashpal Singh__________________ Name: Yashpal Singh Title: President and CEO

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EXHIBIT A

Trademarks

Mark	Application/Registration No.	Jurisdiction of Application/Registration
TWIN SISTERS	3,589,090	United States
REVOLUTION X	3,237471	United States
YOSEMITE	78/480,641	United States
MALTESE FALCON	77/105,662	United States
ROCK HARD TEN	3,585,772	United States
ORGANIC PIONEERS	3,339,179	United States
THE OFFICIAL BEER OF PLANET EARTH	3,339,151	United States
CATCH 22	77/033,798	United States
TRAINWRECK
HELLTOWN
BUTTE CREEK BREWING

Intellectual Property

All intangibles, brands, recipes, customer lists, labels and label designs, logos, trade names, and any and all other associated intangible properties related to the Trademarks, as well as the following domain names:

organicale.com
buttecreek.com.

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A-1

EXHIBIT B

Trademark Assignment

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B-1

IN THE UNITED STATES
PATENT AND TRADEMARK OFFICE

TRADEMARK ASSIGNMENT

THIS TRADEMARK ASSIGNMENT (this "Assignment") is entered into as of June 25, 2010, by and between Golden West Brewing Company, a California corporation with an address of P.O. Box 114, Sea Ranch, California 95497 ("Assignor") and Mendocino Brewing Company, Inc., a California corporation with an address of 1601 Airport Road, Ukiah, California 94582 ("Assignee").

WHEREAS, Assignor is the owner of the trademarks (the "Trademarks") and the Trademark applications (the "Applications") and registrations (the "Registrations") as listed in the attached Schedule A; and

WHEREAS Assignor wishes to assign the Trademarks, Applications and Registrations, the business with which the Trademarks are associated (the "Business") and the goodwill represented by the Trademarks (the "Goodwill"), to Assignee and Assignee is desirous of acquiring such Trademarks, Applications, Registrations, Business and Goodwill;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to Assignee all right, title and interest Assignor holds in and to the Trademarks, Applications, Registrations, Business and Goodwill and all rights in and to any and all causes of action heretofore or hereafter accrued or accruing for infringement or threatened or alleged infringement of any Trademark.

This Assignment shall be binding upon the parties, their successors and/or assigns and all others acting by, through, with or under their direction, and all those in privity therewith.

IN WITNESS WHEREOF, Assignor has entered into this Assignment as of the date first written above.

ASSIGNOR: GOLDEN WEST BREWING COMPANY By: /s/ John C. Power__________________ Name: John C. Power Title: President	ASSIGNEE: MENDOCINO BREWING COMPANY, INC. By: /s/ Yashpal Singh__________________ Name: Yashpal Singh Title: President and CEO

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B-2

Schedule A

Trademarks, Applications, and Registrations

Mark	Application/Registration No.	Jurisdiction of Application/Registration
TWIN SISTERS	3,589,090	United States
REVOLUTION X	3,237471	United States
YOSEMITE	78/480,641	United States
MALTESE FALCON	77/105,662	United States
ROCK HARD TEN	3,585,772	United States
ORGANIC PIONEERS	3,339,179	United States
THE OFFICIAL BEER OF PLANET EARTH	3,339,151	United States
CATCH 22	77/033,798	United States
TRAINWRECK
HELLTOWN
BUTTE CREEK BREWING

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B-3